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                                   FORM 8-K
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  August 1, 2000


                    Friedman, Billings, Ramsey Group, Inc.
            (Exact name of Registrant as specified in its charter)


   Virginia                            54-1837743                           001-13731
(State or other            (I.R.S. Employer incorporation or         (Commission File Number)
jurisdiction of                    organization)
Identification No.)


                            1001 Nineteenth Street
                           North Arlington, VA 22209
              (Address of principal executive offices) (Zip code)


                                (703) 312-9500
              (Registrant's telephone number including area code)

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Item 5. Other Events


1. On August 1, 2000, Friedman, Billings, Ramsey Group, Inc. issued a press release announcing its earnings for the 2nd quarter 2000. The entire text of that press release is being filed herewith and attached as exhibit 99.1.

2. On August 1, 2000, Friedman, Billings, Ramsey Group, Inc. held a conference call announcing its earnings for the 2nd quarter 2000. The text of that conference call is being filed herewith and attached as exhibit
99.2.

3.        Friedman, Billings, Ramsey Group, Inc., attaches herewith, as exhibit 99.3, Financial & Statistical Supplement - Operating Results, financial schedule of its operating results for 1999 and the 2nd quarter 2000.



99.1 Press Release dated August 1, 2000.
99.2 Conference Call script dated August 1, 2000.
99.3 Financial & Statistical Supplement - Operating Results.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.

By: /s/ Emanuel J. Friedman
Chairman and Co-Chief Executive Officer